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                                                               December 31, 1997

Dear Scudder Investor,

On the reverse side, you'll find a prospectus supplement announcing that Scudder International Bond Fund's investment adviser has agreed to maintain the Fund's total fees and expenses at no more than 1.50% of the Fund's average daily net assets on an annual basis. Please keep this supplement with your prospectus.

If you have any questions about this information, or about the Fund in general, please call us at 1-800-225-2470. We will be happy to help you.

Sincerely,


/s/Mark S. Casady
Mark S. Casady
President, Scudder Investor Services, Inc.














 This letter is for explanatory purposes only and is not part of the prospectus supplement on the reverse side.

Scudder International Bond Fund

Supplement to Prospectus dated November 1, 1997
--------------------------------------------------------------------------------

 How to compare a Scudder pure no-load(TM) fund

 This information is designed to help you understand the various costs and expenses of investing in Scudder International Bond Fund (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1)   Shareholder  transaction  expenses:   Expenses  charged  directly  to  your
     individual account in the Fund for various transactions.
     Sales commissions to purchase shares (sales load)                         NONE
     Commissions to reinvest dividends                                         NONE
     Redemption fees                                                           NONE*
     Fees to exchange shares                                                   NONE

2)   Annual Fund operating expenses:  Estimated expenses paid by the Fund before it distributes its net investment income,  expressed as a percentage of the
     Fund's average daily net assets for the fiscal year ended June 30, 1998.
     Investment management fee (after waiver)                                 0.80%**
     12b-1 fees                                                                NONE
     Other expenses (after reimbursements)                                    0.75%**
                                                                              -----
     Total Fund operating expenses (after waiver and/or                       1.55%**
              reimbursements)                                                 =====


 Example
 Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders. (As noted above, the Fund has no redemption fees of any kind.)

          1 Year        3 Years        5 Years        10 Years
           ------        -------        -------        --------
            $16            $49            $84            $185

See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Fund. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

** For the period January 1, 1998 to October 31, 1998, the Adviser and certain of its subsidiaries have agreed to waive and/or reimburse all or portions of their fees payable by the Fund to the extent necessary so that the total annualized expenses of the Fund do not exceed 1.50% of average daily net assets. If the Adviser and its subsidiaries had not agreed to waive all or portions of their fees, annualized Fund expenses would have been: investment management fee 0.85%, other expenses 0.51% and total operating expenses 1.36% for the fiscal year ended June 30, 1997. For the fiscal year ended June 30, 1998, it is estimated that if the Adviser and its subsidiaries had not agreed to waive all or portions of their fees, annualized Fund expenses would be: investment management fee 0.85%, other expenses 0.75% and total operating expenses 1.60%.


December 31, 1997                                                           CODE